UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 25, 2007
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


           NEW YORK                    1-6663              11-2037182
 (State or other Jurisdiction     (Commission File       (IRS Employer
       of Incorporation)               Number)         Identification No.)

       275 WAGARAW ROAD, HAWTHORNE,                      07506
               NEW JERSEY
 (Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     As disclosed by the Company in its Form 8-K filed with the Securities and Exchange Commission on April 24, 2007, the Company dismissed Weiser, LLP ("Weiser") as the Company's certified public accountants, and engaged Eisner, LLP ("Eisner") as the Company's principal accountants, in each case effective April 18, 2007. The Company furnished a copy of the disclosures in such Form 8-K to Weiser and requested that Weiser furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agreed with those disclosures. The Company is filing this amendment to such Form 8-K to provide a copy of the letter received from Weiser, which is attached hereto as Exhibit 16.01 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.     Description

  16.01         Letter from Weiser, LLP dated April 23, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   COLONIAL COMMERCIAL CORP.
                                                   -------------------------
                                                         (Registrant)

Date: April 25, 2007                                  /s/ William Salek
                                                      -----------------
                                                        William Salek
                                                   Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description

   16.01        Letter from Weiser, LLP dated April 23, 2007